UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          March 1, 2007
                                                 -------------------------------


                          CATALYST SEMICONDUCTOR, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-21488                 77-0083129
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                    Number)            Identification No.)



         2975 Stender Way, Santa Clara, California                    95054
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         (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code    (408) 542-1000
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

            On March 1, 2007, Catalyst Semiconductor, Inc. issued a press release announcing its financial results for its third quarter ended January 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be specifically set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits

          Exhibit                               Description
          -------                               -----------
           99.1         Press Release of Catalyst Semiconductor, Inc. dated
                        March 1, 2007.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2007

                            CATALYST SEMICONDUCTOR, INC.


                            By:  /s/ Gelu Voicu
                                -----------------------------------------------
                                 Gelu Voicu
                                 President and Chief Executive Officer


                            By:  /s/ Thomas E. Gay III
                                -----------------------------------------------
                                 Thomas E. Gay III
                                 Vice President, Finance and Administration and Chief Financial Officer

                          CATALYST SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS


          Exhibit                               Description
          -------                               -----------
           99.1         Press Release of Catalyst Semiconductor, Inc. dated
                        March 1, 2007.